Exhibit 23.1


Consent of Independent Public Accountants


We consent to the incorporation by reference in the Registration Statement (File No. 333-16385, File No. 333-56171, and File No. 333-75945) of QuadraMed
Corporation on Form S-8 of our report, dated March 28, 2003 and May 15, 2003 (as to the first paragraph of Note 25), appearing on Form 10-K/A of QuadraMed Corporation for the fiscal year ended December 31, 2001.

PISENTI & BRINKER LLP


/s/ PISENTI & BRINKER LLP
-------------------------


Petaluma, California
June 5, 2003

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